                                  BY-LAW NO. 3

          A by-law respecting the borrowing of money, the issuing of securities and the securing of liabilities by:

                        RIVERVIEW MANAGEMENT CORPORATION

          BE IT ENACTED as a by-law of the Corporation as follows:

1. The Board may from time to time on behalf of the Corporation, without authorization of the shareholders:

     (a)  borrow money upon the credit of the Corporation;

     (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

     (c) to the extent permitted by the Business Corporations Act, give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

     (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

2. The Board may, by resolution, from time to time delegate to a committee of the Board, one or more of the directors and/or one or more of the officers of the Corporation or any other person or persons as may be designated by the Board, all or any of the powers conferred on the Board by paragraph 1 hereof to such extent and in such manner as the Board may determine at the time of such delegation.

3. The powers hereby conferred are in supplement of and not in substitution for any powers possessed by the directors or officers of the Corporation independently of this by-law #2.

          By-Law No. 2 signed for identification this 9th day of September, 1987.



                                             [SIG]
                                        ---------------------------------
                                        President

[BANK OF MONTREAL LOGO]                                         BORROWING BY-LAW


                             RIVERVIEW MANAGEMENT CORPORATION
                             --------------------------------
                                   Name of Corporation

                                      BY-LAW No. TWO

                    RESPECTING THE BORROWING OF MONEY BY THE CORPORATION
               RESOLVED;

                    WHEREAS it is necessary for the purposes of the Corporation to borrow money or obtain other financial assistance on the credit of the Corporation from time to time from one of the chartered banks of Canada:

                    THEREFORE BE IT ENACTED by the Directors of RIVERVIEW
               MANAGEMENT CORPORATION, as a By-law thereof;

                    1. That the Directors of the Corporation be and they are
               hereby authorized to borrow moneys or obtain other financial assistance from time to time from the Bank of Montreal (the "Bank") (including without limitation through the issuance of bills of exchange drawn by the Corporation and accepted by the
               Bank) upon the credit of the Corporation in such amounts as they deem proper and by way of overdraft or otherwise.

                    2. That any promissory notes, bills of exchange or other
               negotiable paper (including renewals thereof in whole or in part) signed on behalf of the Corporation by the officer or officers of the Corporation authorized from time to time to sign negotiable instruments on its behalf and granted to or accepted by the Bank for moneys borrowed and interest thereon as may be agreed upon or other financial assistance obtained from the Bank shall be binding upon the Corporation.

                    3. That the Directors may from time to time. If they see fit to do so, grant securities by way of mortgage, hypothecation, pledge or otherwise covering all or any of the property and assets of the Corporation present and future as security for all or any moneys borrowed by the Corporation from the Bank or any other liability of the Corporation to the Bank, and any such mortgage, hypothecation, pledge or other security shall be valid and binding upon the Corporation if signed by any of the officers authorized to sign negotiable instruments on the Corporation's behalf.

*Delete line        4. All contracts, deeds, grants, assurances and documents
bracketed      reasonably required by the Bank of its Counsel for all or any of
status if      the purposes aforesaid shall be executed and carried into effect
not appro-     by the proper officers of the Corporation* (and when necessary
priate         the seal of the Corporation shall be affixed thereto.)

                    5. This By-law when sanctioned by the Shareholders shall be irrevocable until a by-law resealing this By-law shall have been confirmed or sanctioned by the Shareholders and a copy thereof duly certified* (under the seal of the Corporation) delivered to the Bank, and meanwhile all the powers and authorities hereby conferred shall continue in force.

*Insert             I CERTIFY that the foregoing is true copy of By-law No. TWO
Corporation    of** RIVERVIEW MANAGEMENT CORPORATION duly enacted by the
Name           Directors of the said Corporation and duly confirmed or
               sanctioned by the Shareholders thereof as required by law.

                    AS WITNESS* (the corporate seal of the Corporation) this
               23RD day of SEPTEMBER, 1987


                                                       [SIG]               AFFIX
                                          -------------------------------  SEAL
                                                     Secretary

               MEMO

               Corporation Incorporated     SEPTEMBER 9, 1987
                                        ----------------------------------------

               Articles of Continuance
                                       -----------------------------------------
                  (When applicable)                      (date)

               Charter         ALBERTA BUSINESS CORPORATIONS ACTS
                       ---------------------------------------------------------
                        Lender "Canada ?????? Corporations Act Corporations Act
                       Corporation, Canada Corporations Act Company, or ????? of
                             Provincial Corporation or Corporations Act"

RIVERVIEW MANAGEMENT CORPORATION                       Duly ratified by the Sold
                                                       Shareholder Effective
                                                       September 9, 1987


              By-Law No. 1, being a By-Law relating generally to the transaction of the business and affairs of the Corporation


CONTENTS:

1.   Interpretation
2.   Business of the Corporation
3.   Borrowing and Securities
4.   Directors
5.   Committees
6.   Officers
7.   Protection of Directors, Officers and Others
8.   Shares
9.   Dividends and Rights
10.  Meetings of Shareholders
11.  Divisions and Departments
12.  Notices


              BE IT ENACTED as a By-Law of the Corporation as follows:


Section One

INTERPRETATION:

1.01 DEFINITIONS - in the By-Laws of the Corporation, unless the context otherwise requires:

"Act" means the Alberta Business Corporations Act, and any statute that may be substituted therefor, as from time to time amended; marginal references to sections of the Act herein are not made for the purpose of modifying or affecting the meaning of any provision of this By-Law in any way but are inserted only for the purpose of directing attention to provisions of the Act which may be regarded as relevant;

                                                                 BCA
                                                                 SECTION
                                                                 REFERENCE
"appoint" includes "elect" and vice versa;                         2(1)

"articles" means the articles attached to the Certificate of Incorporation dated the 9th day of September, 1987, of the Corporation as from time to time amended or restated;

"board" means the board of directors of the Corporation;

"By-Laws" means this By-Law and all other By-Laws of the           2(1)
Corporation from time to time in force and effect relating
to transaction of business and affairs of the Corporation
in addition hereto, or in amendment hereof or in substitution for all or any part of this By-Law;

"Corporation" means the Corporation incorporated by Certificate of Incorporation under the Act and named
RIVERVIEW MANAGEMENT CORPORATION.

"meeting of Shareholders" includes an annual meeting of Shareholders and a Special Meeting of Shareholders;
"Special Meeting of Shareholders" includes both a meeting of any class or classes acting separately from any other class or classes and also a meeting, other than an annual meeting, of all shareholders entitled to vote at an annual meeting of shareholders;

"non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act
(Canada); or the Interpretation Act (Alberta);

"recorded address" means in the case of a Shareholder his address as recorded in the securities register; and in the case of joint Shareholders the address appearing in the securities register in respect of such joint holding determined under Section 8.09; and in the case of a Director, Officer, auditor or member of a committee of Directors, his latest address as recorded in the records of the Corporation;

"unanimous Shareholder agreement" means a written agreement      140(1)
among all the Shareholders of the Corporation, or among
all such Shareholders and a person who is not a Shareholder,     140(2)
that regulates the rights, obligations and liabilities of
the Shareholders, as shareholders, among themselves or
between themselves and such other party, regulates the
election of Directors, or restricts, in whole or in part,
the powers of the Directors under the Act to manage the
business and affairs of the Corporation, as from time to
time amended;

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
save as aforesaid, words and expressions defined in the Act have the same meaning when used herein; and

words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

Section Two

BUSINESS OF THE CORPORATION

2.01 REGISTERED OFFICE -- Until changed in accordance                  19(1),(3)
with the Act, the registered office of the Corporation shall be at the City of Calgary, in the Province of Alberta, and at
such location therein as the board may from time to time
determine.

2.02 CORPORATE SEAL -- Until                                           23(1),(5)
changed by the board, the corporate seal
of the Corporation and any facsimiles
thereof adopted by the board for use in
jurisdictions outside Alberta shall be in
the form impressed or stamped hereon.

2.03 FINANCIAL YEAR -- Until changed by the board, the financial year of the Corporation shall end on the 31st day of December in each year.

2.04 EXECUTION OF INSTRUMENTS -- Deeds, transfers, assignments, contracts, obligations, certificates and other instruments required by law or otherwise by these By-laws or any resolution of the board or Shareholders of the Company to be executed under corporate seal may be signed on behalf of the Corporation by one or more persons who holds the office of Chairman of the Board, President, Managing
Director, Vice-President, Secretary, Treasurer, Assistant
Secretary, Assistant Treasurer or any other office created by

                                                                 BCA
                                                                 SECTION
                                                                 REFERENCE
by-law or by resolution of the board. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing Officer may affix the corporate seal to any instrument requiring the same.

2.05  BANKING ARRANGEMENTS - The banking business of the
Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time by resolution prescribe or authorize.

2.06  VOTING RIGHTS IN OTHER BODIES CORPORATE -
The signing Officers of the Corporation may execute and
deliver proxies and arrange for the issuance of voting
certificates or other evidence of the right to exercise the
voting rights attaching to any securities held by the
Corporation. Such instruments, certificates or other
evidence shall be in favour of such person or persons as may be determined by the Officers executing such proxies or
arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In
addition, the board may from time to time direct the manner
in which and the person or persons by whom any particular
voting rights or class of voting rights or shall
be exercised.                                                      21
                                                                  164
2.07  WITHHOLDING INFORMATION FROM                                224
SHAREHOLDERS - Subject to the provisions of the Act, no           225
Shareholder shall be entitled to discovery of any information     259
respecting any details or conduct of the Corporation's
business which, in the opinion of the board, it would be
expedient in the interests of the Shareholders or the
Corporation to communicate to the public. The board may
from time to time determine whether and to what extent and
at what time and place and under what conditions or
regulations the accounts, records and documents of the
Corporation or any of them shall be open to the inspection of
Shareholders and no Shareholder shall have any right of
inspecting any account, record or document of the
Corporation except as conferred by the Act or authorized by
the board or by resolution passed at a general meeting of
Shareholders.

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
Section Three

BORROWING AND SECURITIES

3.01 BORROWING POWER -- Without limiting the borrowing
powers of the Corporation as set forth in the Act, the board
is authorized from time to time:                                          98.1

     (a)  to borrow money upon the credit of the
          Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

     (b) to issue, re-issue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantee of the Corporation, whether secured or unsecured for such sums and at such prices as may be deemed expedient;

     (c)  subject to the Act, to issue guarantees on behalf of            42
          the Corporation to secure the performance of the
          obligations of any person; and

     (d) to charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property and undertaking of the Corporation, including book debts, rights, powers and franchises for the purpose of securing any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness or liability of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02 The board may from time to time delegate to such one or more of the Directors and Officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by section 3.01 to such extent and in such manner as the board shall determine at the time of each such delegation.

                                                                 BCA
                                                                 SECTION
                                                                 REFERENCE
Section Four

DIRECTORS

4.01   NUMBER OF DIRECTORS AND QUORUM - Until changed              97,167
in accordance with the Act, the board shall consist of not        107,100
fewer than two (2) and not more than seven (7) Directors.
Subject to Section 4.08 and subject also to the articles
and the Act the quorum for the transaction of business at
any meeting of the board shall consist of a majority of
the Directors or such lesser number of Directors, being
at least two (2) Directors, as the board may from time             109(2)
to time determine.

4.02   QUALIFICATION - No person shall be qualified for            100(1)
election as a Director if he is less than EIGHTEEN (18)
years of age; if he is of unsound mind and has been so             100(2)
found by a Court in Canada or elsewhere; if he is not              100(3)
an individual; or if he has the status of a bankrupt. A             97(2)
Director need not be a Shareholder. At least one-half of
the Directors shall be resident Albertans. When required
by the Act, but not otherwise, at least two Directors
shall not be Officers or employees of the Corporation or
its affiliates.

4.03   ELECTION AND TERM - An election of Directors shall
take place at each annual meeting of Shareholders for
each Director whose term of office expires at that annual
meeting pursuant to the Act and Articles. If qualified,
a retiring Director shall be eligible for reelection.
A Director shall retain office only until the election of
his successor. The election shall be by resolution. The
number of Directors to be elected at each annual meeting
shall consist of the number of Directors less the number
of Directors whose terms continue after that annual                101(7)
meeting, unless the Directors or the Shareholders otherwise        101(9)(a)
determine. The length of term for each director elected
at any annual meeting shall be as set forth in the relevant           107
resolution, notice of meeting or information circular, or
the Articles.

                                                                 BCA
                                                                 SECTION
                                                                 REFERENCE
Directors or the Shareholders otherwise determine. The
election shall be by resolution. If an election of                  101(7)
Directors is not held at the proper time, the incumbent
Directors shall continue in office until their
successors are elected.
                                                                    104(1)
4.04   REMOVAL OF DIRECTORS - Subject to the provisions
of the Act, the Shareholders may be ordinary resolution             104(3)
passed at a special meeting remove any Director elected             106
by such class of Shareholders from office and the
vacancy created by such removal may be filled at the
same meeting failing which it may be filled by the
Directors.
                                                                    103(1)
4.05   VACATION OF OFFICE - A Director ceases to hold
office when he dies; he is removed from office by the
Shareholders; he ceases to be qualified for election as             103(2)
a Director; or his written resignation is sent or
delivered to the Corporation, or if a time is specified             106(1)
in such resignation, at the time so specified, whichever
is later.

4.06   VACANCIES - Subject to the Act and the articles,
a quorum of the board may fill a vacancy in the board,          106(3),(4)
except a vacancy resulting from an increase in the                  101(4)
minimum number of Directors or from a failure of the
Shareholders to elect the minimum number of Directors               106(2)
and may also add to their numbers and appoint additional
Director(s) in accordance with the Act and the articles
but so that the total number of Directors shall not
exceed the maximum number fixed by Section 4.01. In the
absence of a quorum of the board, or if the vacancy has
arisen from a failure of the Shareholders to elect the
minimum number of Directors the board shall forthwith
call a special meeting of the Shareholders to fill the
vacancy. If the board fails to call such meeting or
if there are no such Directors then in office, any
Shareholder may call the meeting.                                    97

4.07   ACTION BY THE BOARD - Subject to any unanimous
Shareholder agreement, the board shall manage the
business and affairs of the Corporation. Subject to
Section 4.08 and 4.09, the powers of the board may be               112
exercised by resolution passed at a meeting at which a
quorum is present or by resolution in writing signed by
all the Directors entitled to vote on that resolution at
a meeting of the board and any resolution in writing so
signed shall be as valid as if it had been passed at a
meeting of Directors or a committee of Directors and
shall be held to relate to any date therein stated to be
the effective date thereof, and a copy of every such
resolution in writing shall be kept with the minutes of
the proceedings of Directors or committee of Directors.

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
Where there is a vacancy in the board, the remaining Directors         109(S)
may exercise all the powers of the board as long as a quorum remains in office. Where the Corporation has only one Director, that Director may constitute a meeting. An act of a Director is
valid notwithstanding any irregularity in his election or              111
appointment or a defect in his qualifications.

4.08 RESIDENT ALBERTANS - The board shall not transact business        109(3)
at a meeting, other than filling a vacancy in the board, unless at least half of the Directors present are resident Albertans, except where:

     (a)  a resident Albertan Director who is unable to be present     109(4)
          approves in writing or by telephone or other
          communication facility the business transacted at the
          meeting; and

     (b) the number of resident Albertan Directors present at the meeting together with any resident Albertan Director who gives his approval under clause (a), totals at least half of the Directors present at the meeting.

4.09 MEETINGS BY TELEPHONE - A Director may participate in a           109(9)
meeting of the board or of a committee of Directors by means of such telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a Director participating in such meeting by such means is deemed to be present at the meeting.

4.10 PLACE OF MEETINGS - Meetings of the board may be held at any       109(1)
place in or outside Canada.

4.11 CALLING OF MEETINGS - Meetings of the Board shall be held from     109(1)
time to time and at such place as the board may determine. In addition, each of the Chairman of the Board, the Managing Director, the President or any two Directors may convene or direct the convening of a meeting of the Board.

4.12 NOTICE OF MEETING - Except as otherwise provided in Section 4.13,   109(1)
notice of the time and place of each meeting of the board shall be       109(5)
given in manner provided in Section 12.01 to each Director not less than FORTY-EIGHT (48) hours before the time when the meeting is to be held. A  notice of a meeting of Directors need not specify the purpose of or the


                                                                    BCA
                                                                    SECTION
                                                                    REFERENCE

business to be transacted at the meeting except where Section
109(5) of the Act requires such purpose or business to be specified, including any proposal to:

     (a) submit to the Shareholders any question or matter requiring approval of the Shareholders;

     (b) fill a vacancy among the Directors or in the office of auditor;

     (c)  issue securities;

     (d)  declare dividends;

     (e) purchase, redeem, or otherwise acquire shares of the Corporation;

     (f)  pay a commission for the sale of shares;

     (g)  approve a management proxy circular;

     (h)  approve any annual financial statements; or

     (i)  adopt, amend or repeal By-laws.

A Director may in any manner waive notice of or otherwise             109(6)
consent to a meeting of the board either before or after the convening of the meeting.

4.13 REGULAR MEETINGS - The board may by resolution appoint           109(1)
a day or days in any month or months for regular meetings of           (5)
the board at a place and hour to be named in the resolution.
No notice shall be required for any such regular meeting.

4.14 FIRST MEETING OF NEW BOARD - Provided a quorum of
Directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of the Shareholders at which such board or portion thereof is elected.

4.15 ADJOURNED MEETING - Notice of an adjourned meeting               108(7)
of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.16 CHAIRMAN - The Chairman of any meeting of the board shall be the first mentioned of such of the following

                                                                    BCA
                                                                    SECTION
                                                                    REFERENCE

officers as have been appointed and who is a Director and is present at the meeting: Chairman of the Board, Managing
Director, President, or a Vice-President who is a Director. If no such officer is present, the Directors present shall choose one of their number to be Chairman.

4.17 VOTES TO GOVERN - At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In cases of an equality of votes the Chairman of the meeting shall be entitled to a second or casting vote.

4.18 CONFLICT OF INTEREST - A Director or Officer who is              115
a party to, or who is a director or officer of or has a
material interest in any person who is a party to, a material contract or proposed material contract with the Corporation
shall disclose the nature and extent of his interest at the
time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the board or
Shareholders for approval even if such contract is one that
in the ordinary course of the Corporation's business would
not require approval by the board or Shareholders, and a
Director interested in a contract so referred to the board
shall not vote on any resolution to approve the same except           115(5)
as provided by the Act.

4.19 REMUNERATION AND EXPENSES - Subject to any unanimous
Shareholder agreement, the Directors shall be paid such               120(1)
remuneration for their services as the board may from time to time determine. The Directors shall also be entitled to be reimbursed for traveling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefor.

Section Five

COMMITTEES

5.01 COMMITTEE OF DIRECTORS - The board may appoint one               110(1)
or more committees of Directors, however, designated and
delegate to each such committee any of the powers of the
board except those which, under the Act, a committee of               110(3)
Directors has no authority to exercise. At least one-half             110(2)
of the members of any such committee shall be resident
Albertans.

                                                                 BCA
                                                                 SECTION
                                                                 REFERENCE
5.02  TRANSACTION OF BUSINESS - Subject to the
provisions of Section 4.09, the powers of a committee of
Directors may be exercised by a meeting at which a quorum          109(9)
is present or by resolution in writing signed by all the
members of such committee who would have been entitled to          112
vote on that resolution at a meeting of the committee.
Meetings of such committee may be held at any place in or
outside Canada.

5.03  AUDIT COMMITTEE - When required by the Act the               165(1)
board shall, and at any other time the board may, elect
annually from among its number an audit committee to be
composed of not fewer than three (3) Directors of whom a
majority shall not be Officers or employees of the
Corporation or its affiliates. The audit committee shall have
the powers and duties provided in the Act.                         165(4)

5.04 PROCEDURE - Unless otherwise determined by the board, each committee of Directors shall have the power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

Section Six

OFFICERS

6.01.  APPOINTMENT - Subject to any unanimous Shareholder          116
agreement, the board may from time to time appoint a
President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a
Secretary, a Treasurer and such other officers as the board may determine, including one or more assistants to any of
the officers so appointed (herein referred to as "Officers"). The board may specify the duties of and, in accordance with this
By-Law and subject to the provisions of the Act, delegate to       110(3)
such Officers powers to manage the business and affairs of
the Corporation. Subject to Section 6.02 and 6.03, an
Officer may but need not be a Director and one person may
hold more than one office.

6.02 CHAIRMAN OF THE BOARD - The board may from time to time also appoint a Chairman of the Board who shall be a Director. If appointed, the board may assign to him any of the powers and duties that are by any provisions of this By-law assigned to the Managing Director or to the President;
and he shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. During the

                                      -12-

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
absence or disability of the Chairman of the Board, his duties shall be performed and his powers exercised by the Managing Director, if any, or by the President. He shall be the chief executive officer and, subject to the authority of the board, shall have general
supervision of the business and affairs of the Corporation; and he     116(a)
shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. With the concurrence of the
Chairman, the Board may appoint the Managing Director, if any, or the
President as chief executive officer.

6.03  MANAGING DIRECTOR - The Board may from time to time appoint a    110(1)
Managing Director who shall be a resident Albertan and a Director.
During the absence or disability of the President, or if no President  110(3)
has been appointed, the Managing Director shall also have the powers and duties of that office.

6.04  PRESIDENT - If appointed, the President shall be the chief       116(a)
operating officer and, subject to the authority of the board, shall have general supervision of the business of the Corporation; and he shall have such other powers and duties as the board may specify.
During the absence or disability of the Managing Director, or if no
Managing Director has been appointed, the President shall also have the powers and duties of that office.

6.05 VICE-PRESIDENT - A Vice-President shall have such powers and duties as the board or the chief executive officer may specify.

6.06 SECRETARY - The Secretary shall attend and be the Secretary of all meetings of the board, Shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to Shareholders, Directors, Officers, the auditor and members of committees of Directors; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the board or the chief executive officer may specify.

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
6.07 TREASURER - The Treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as Treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the board or the chief executive officer may specify.

6.08 POWERS AND DUTIES OF OTHER OFFICERS - The powers and duties of all other Officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an Officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board of the chief executive officer otherwise directs.

6.09  VARIATION OF POWERS AND DUTIES - The board may                   116
from time to time and subject to the provisions of the Act,
vary, add to or limit the powers and duties of any Officer.

6.10 TERM OF OFFICE - The board, in its discretion, may remove any Officer of the Corporation, without prejudice to such Officer's rights under any employment contract.
Otherwise each Officer appointed by the board shall hold office until the earlier of the date his resignation becomes effective, the date his successor is appointed or he shall cease to be qualified for that office under Section 6.02 or
6.03 if applicable.

6.11  TERMS OF EMPLOYMENT AND REMUNERATION -
The terms of employment and the remuneration of Officers appointed by the board shall be settled by it from time to time.

6.12  CONFLICT OF INTEREST - An Officer shall disclose his             115
interest in any material contract or proposed material
contract with the Corporation in accordance with Section
4.18.

6.13 AGENTS AND ATTORNEYS - The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
6.14  FIDELITY BONDS - The board may require such
Officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine.

Section Saver
-------------

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01  LIMITATION OF LIABILITY - No director shall be liable              117(3)
for the acts, receipts, neglects or defaults of any other
Director or Officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or
expense happening to the Corporation through the
insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the
moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities
or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or oversight on his part, or for any other loss, damage or misfortune whatsoever which shall happen in the execution of the duties of his office or in
relation thereto, unless the same are occasioned by his own              118(3)
wilful neglect or default; provided that nothing herein shall            113
relieve any Director or Officer from the duty to act in                  114
accordance with the Act and the regulations thereunder or                117
from liability for any breach thereof.

7.02  INDEMNITY - Subject to the limitations contained in                119
the Act, and to the extent he is otherwise fairly and
reasonably entitled thereto, the Corporation shall indemnify a
Director or Officer, a former Director or Officer, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is
or was a shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal
representatives, against all costs, charges and expenses,
including an amount paid to settle an action or satisfy a
judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director or
Officer of the Corporation or such body, if

                                                                    BCA
                                                                    SECTION
                                                                    REFERENCE

     (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

     (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

7.03 INSURANCE - Subject to the limitations contained in the          119(4)
Act, the Corporation may purchase and maintain such insurance for the benefit of its Directors and Officers as such, as the board may from time to time determine.

Section Eight
-------------

SHARES
------

8.01 ALLOTMENT AND ISSUE - The board may from time to time             35(1)
allot, or grant options to purchase the whole or any part              37(6)
of the authorized and unissued shares of the Corporation at
such times and to such persons and for such consideration as the board shall determine, provided that no share shall be
issued until it is fully paid as prescribed by the Act. Subject        25(3)
to the articles, no holder of any class of share of the capital        28
of the Corporation shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue or shares of any class, whether now or hereafter authorized or any bonds, debentures or other securities convertible into shares of any class.

8.02 COMMISSIONS - The board may from time to time authorize           39
the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.03 REGISTRATION OF TRANSFER - Subject to the provisions              71
of the Act, no transfer of shares shall be registered in
a securities register except upon presentation of the
Certificate representing such shares with a transfer
endorsed thereon or delivered therewith duly executed
by the registered holder or by his attorney or successor               61
duly appointed, together with such reasonable assurance or
evidence of signature, identification and authority to transfer        72

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by by the board, upon compliance with such restrictions on transfer, if any, as are authorized by the articles, and upon satisfaction of any lien referred to in Section 8.05.

8.04 TRANSFER AGENTS AND REGISTRARS - The board may from time          20(2),46(2)
to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain
branch securities registers and one or more branch transfer
agents to maintain branch registers of transfers, but one person may be appointed both registrar and transfer agent. The board may at any time terminate any such appointment.

8.05 LIEN FOR INDEBTEDNESS - If the articles provide that              43(2),(3)
the Corporation shall have a lien on shares registered in
the name of a Shareholder indebted to the Corporation, such
lien may be enforced, subject to any provision of the articles and to any unanimous Shareholder agreement, by the sale of
the shares thereby affected or by any other action, suit,
remedy or proceeding authorized or permitted by law or by
equity and, pending such enforcement, may refuse to register a transfer of the whole or any part of such shares.

8.06 NON-RECOGNITION OF TRUSTS - Subject to the provisions             47
of the Act, the Corporation shall treat as absolute owner              72(1)
of any share the person in whose name the share is registered          72(7)
in the securities register as if that person had full legal
capacity and authority to exercise all rights of ownership,
irrespective of any indication to the contrary through
knowledge or notice or description in the Corporation's records or on the share Certificate.

8.07 SHARE CERTIFICATES - Every holder of one or more shares          45(1)
of the Corporation shall be entitled, at his option, to a
share Certificate, or to a non-transferable written
acknowledgement of his right to obtain a share Certificate,
stating the number and class or series of shares held by him          45(7)
as shown on the securities register. Share Certificates and
acknowledgements of a Shareholder's right to a share
Certificate, respectively, shall be in such form as the board shall from time to time approve. Any share Certificate shall
be signed in accordance with Section 2.04 and need not be             45(4)
under the corporate seal; provided that, unless the board


                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
otherwise determines, Certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing Officers or, in the case of share Certificates which are not valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing Officers or, in the case of share Certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing Officers, may be printed or mechanically reproduced in facsimile upon share Certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the Officer whose signature it reproduces and shall be binding upon the Corporation. A share Certificate executed as
aforesaid shall be valid notwithstanding that one or both of the           45(6)
Officers whose facsimile signature appears thereon no longer holds office at the date of issue of the Certificate.

8.08  REPLACEMENT OF SHARE CERTIFICATES - The board or any Officer or      75
agent designated by the board may in its or his discretion direct the issue of a new share Certificate in lieu of and upon cancellation of a share Certificate that has been mutilated or in substitution for a share
Certificate claimed to have been lost, destroyed or wrongfully taken or which does not comply as to form with the requirements from time to time  261(5)
of the Act in this regard, on payment of such fee, not exceeding THREE
DOLLARS ($3.00) and on such terms as to indemnity, reimbursement of
expenses and evidence of loss and of title as the board may from time to   45(2)
time prescribe, whether generally or in any particular case.

8.09  JOINT SHAREHOLDERS - If two or more persons are registered as        45(3)
joint holders of any share, the Corporation shall not be bound to issue more than one Certificate in respect thereof, and delivery of such
Certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the
Certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share. Joint Shareholders may collectively designate in writing an address as their recorded address for service of notice and payment of dividends but in default of such designation the address of the first named joint Shareholder shall be deemed to be the recorded address aforesaid.

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
8.10   DECEASED SHAREHOLDERS - In the event of the death of
a holder, or of one of the joint holders, of any share, the
Corporation shall not be required to make any entry in the             47(6),(7)
securities register in respect thereof or to make payment of           47(8),(9)
any dividends thereon except upon production of all such
documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its
transfer agents.


Section Nine

DIVIDENDS AND RIGHTS

9.01   DIVIDENDS - Subject to the provisions of the Act, the
board may from time to time declare dividends payable to the           40
Shareholders according to their respective rights and
interests in the Corporation. Dividends may be paid in money           41
or property or by issuing fully paid shares of the
Corporation.

9.02 DIVIDEND CHEQUES - A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03 NON-RECEIPT OF CHEQUES - In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.04   RECORD DATE FOR DIVIDENDS AND RIGHTS - The board may
fix in advance a date, preceding by not more than FIFTY (50)
days the date for the payment of any dividend or the date for         128
the issue of any warrant or other evidence of right to
subscribe for securities of the Corporation, as a

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
record date for the determination of the persons entitled
to receive payment of such dividend or to exercise the
right to subscribe for such securities, provided that,
where the Corporation is a distributing corporation for
purposes of the Act, notice of any such record date is
given not less than SEVEN (7) days before such record
date by newspaper advertisement and otherwise in the
manner provided in the Act. Where no record date is fixed
in advance as aforesaid, the record date for the                  128(4)
determination of the persons entitled to receive payment
of any dividend or to exercise the right to subscribe
for securities of the Corporation shall be at the close           128(3)
of business on the day on which the resolution relating
to such dividend or right to subscribe is passed by the
board.

9.05 UNCLAIMED DIVIDENDS - Any dividend unclaimed after a period of SIX (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.


Section Ten

MEETINGS OF SHAREHOLDERS

10.01  ANNUAL MEETINGS - The annual meeting of Shareholders
shall be held at such time in each year and, subject to           127
the Act and to Section 10.04, at such place as the board,
the Chairman of the Board, the Managing Director or the
President may from time to time determine, for the purpose
of considering the financial statements and reports required      149
by the Act to be placed before the annual meeting, electing
Directors, appointing auditors and for the transaction of
such other business as may properly be brought before the
meeting.

10.02  SPECIAL MEETINGS - The board, the Chairman of the
Board, the Managing Director or the President shall have          129(7)
power to call a meeting of Shareholders at any time.

10.03  SPECIAL BUSINESS - All business transacted at a
special meeting of shareholders and all business                  129(6)
transacted at an annual meeting of shareholders, except
consideration of the financial statements, auditors
reports, election of directors and reappointment of the
incumbent auditors, is deemed to be special business.

                                                                      BCA
                                                                      SECTION
                                                                      REFERENCE

10.04  PLACE OF MEETINGS - Meetings of Shareholders shall be held        126
at the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at any other place in Alberta or at
Vancouver, British Columbia; Regina, Saskatchewan; Winnipeg,
Manitoba; Toronto, Ontario; Montreal, Quebec; Halifax, Nova Scotia;      129(1)
or such other place in Canada having a population of greater than
10,000 people as the board may from time to time determine.

10.05  NOTICE OF MEETINGS - Notice of the time and place of each meeting of Shareholders shall be given in the manner provided in
Section 12.01 not less than TWENTY-ONE (21) nor more than FIFTY (50)
days before the date of the meeting to each Director, to the auditor and to each Shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the
meeting. Notice of a meeting of Shareholders called for any purpose      129(7)
other than consideration of the financial statements and auditor's
report, election of Directors and re-appointment of the incumbent        130
auditor shall state the nature of such business in sufficient            47(2),129(1)
detail to permit the Shareholder to form a reasoned judgement thereon
and shall state the text of any special resolution to be submitted       132(1)
to the meeting. A Shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of or otherwise consent to a meeting of Shareholders.

10.06  LIST OF SHAREHOLDERS ENTITLED TO NOTICE - For every meeting of Shareholders, the Corporation shall prepare a list of Shareholders, entitled to receive notice of the meeting, arranged in alphabetical
order and showing the number of shares entitled to vote at the            47(2)
meeting held by each Shareholder. If a record date for the meeting is fixed pursuant to Section 10.07, the Shareholders listed shall
be those registered or constructively registered pursuant to the         132(1)
Act at the close of business on a day not later than TEN (10) days after such record date. If no record date is fixed, the Shareholders
listed shall be those registered or constructively registered as         132(4)
aforesaid at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any Shareholder during usual business hours at the records office of the Corporation or at the place where the central securities register is kept and at the place where the meeting is held.

                                                                      BCA
                                                                      SECTION
                                                                      REFERENCE

10.07  RECORD DATE FOR NOTICE - The  board may fix in advance a record date, preceding the date of any meeting of Shareholders by
not more than FIFTY (50) days and not less than TWENTY-ONE (21)         128(2)
days for the determination of the Shareholders entitled to notice of the meeting, provided that notice of any such record date is given, not less than SEVEN (7) days before such record date, by newspaper advertisement in the manner provided in the Act. If no record date is so fixed, the record date for the determination of
the Shareholders entitled to notice of the meeting shall be the         128(3)
close of business on the date immediately preceding the day on which the notice is given, or if no notice is given, the day on which the meeting is held.

10.08  MEETING WITHOUT NOTICE - A meeting of Shareholders may be
held without notice at any time and place permitted by the Act          130

     (a) if all the Shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held, and

     (b) if the auditor and the Directors are present or waived notice of or otherwise consent to such meeting being held.

At such meeting any business may be transacted which the
Corporation at a meeting of Shareholders may transact. If the
meeting is held at a place outside Alberta, Shareholders not            126(2)
present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.09  MEETINGS BY TELEPHONE - If all the Shareholders consent, a Shareholder may participate in a meeting of Shareholders by
means of such telephone or other communications facilities as           126(3)
permit all persons participating in the meeting to hear each other, and a Shareholder participating in such a meeting by such
consent shall be effective whether given before or after the meeting to which it relates.

10.10 CHAIRMAN, SECRETARY AND SCRUTINEERS - The Chairman of any meeting of Shareholders shall be the first


                                                                     BCA
                                                                     SECTION
                                                                     REFERENCE

mentioned of such of the following Officers as have been appointed and who is present at the meeting:

Chairman of the Board, President, Managing Director, or a
Vice-President who is a Shareholder. If no such officer is present within FIFTEEN (15) minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be Chairman. If the Secretary shall appoint some person, who need not be a Shareholder, to act as Secretary of the meeting. If desired, one or more scrutineers, who need not be
Shareholders, may be appointed by a resolution or by the Chairman
with the consent of the meeting.                                    46(2),105(1)
                                                                    132(2),(3)
10.11 PERSONS ENTITLED TO BE PRESENT - The only persons entitled    162(1)
to be present at a meeting of Shareholders shall be those entitled to vote thereat, the Directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or By-Laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent
of the meeting.                                                     133(1)

10.12 QUORUM - Subject to the Act, a quorum for the transaction of business at any meeting of Shareholders shall be TWO (2) persons present in person, each being a Shareholder entitled to vote thereat or a duly appointed proxy for an absent Shareholder so entitled and together holding or representing by proxy not less than ten percent (10%) of the outstanding shares of the Corporation
entitled to vote at the meeting. If a quorum is present at the      133(2)
opening of any meeting of shareholders, the shareholders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the
meeting. If a quorum is not present within one-half hour of the time appointed for convening of any meeting of Shareholders, the
Shareholders present or represented by proxy may adjourn the        133(3)
meeting to a fixed time and place subject to Section 10.19 but may not transact any other business provided, however, that if no provision for adjournment is made at any such meeting or adjourned meeting at which a quorum is not present, the meeting shall be
dissolved.                                                          134(2)

10.13 RIGHT TO VOTE - RECORD DATE FOR VOTING - Subject to the provisions of the Act as to authorized representative of any other body corporate, at any meeting of

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
Shareholders in respect of which the Corporation has
prepared the list referred to in Section 10.06, every person           134(1),134(4)
who is named in such list shall be entitled to vote the shares
shown thereon opposite his name except, where the                      132(2)
Corporation has fixed a record date in respect of such
meeting pursuant to Section 10.07, to the extent that such
person has transferred any of his shares after such record
date and the transferee, upon producing properly endorsed
Certificates evidencing such shares or otherwise establishing that he owns such shares, demands not later than TEN (10)
days before the meeting that his name be included in such list in which event the transferee alone shall be entitled to vote the transferred shares at the meeting. Where no record date
for notice has been fixed and no notice of meeting given, or in the absence of a list prepared as aforesaid in respect of a
meeting of Shareholders, every person shall be entitled to             132(3)
vote at the meeting who at the time is entered in the
securities register as the holder of one or more shares
carrying the right to vote at such meeting.

10.14 PROXIES -- Every Shareholder entitled to vote at a
meeting of Shareholders, may appoint a proxyholder, or one             142(1)
or more alternate proxyholders, who need not be
Shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the
Shareholder or his attorney and shall conform with the                 141
requirements of the Act. An instrument of proxy shall be               142(2)
valid only at the meeting in respect of which it is given or
any adjournment thereof.                                               142(3)

10.15 TIME FOR DEPOSIT OF PROXIES -- The board may                     142(5)
specify in a notice calling a meeting of Shareholders a time, preceding the time of such meeting by not more than
FORTY-EIGHT (48) hours exclusive of non-business days,
before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the
Corporation or an agent thereof specified in such notice, or, if no such time is specified in such notice or, if no such time is specified in such notice, unless it has been received by the
Secretary of the Corporation or by the Chairman of the
meeting or any adjournment thereof prior to the time of
voting.

10.16 JOINT SHAREHOLDERS -- If two or more persons hold                134(4)
shares jointly, any one of them present in person or
represented by proxy at a meeting of Shareholders may, in

                                      -24

                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE

        the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them and in the absence of agreement between those so voting the person named first in the Register shall vote the shares.

        10.17 VOTES TO GOVERN - At any meeting of Shareholders every question shall, unless otherwise required by the articles or
        By-laws or by law, be determined by the majority of the votes cast on the questions. In case of an equality of votes either upon a show of hands or upon a poll, the Chairman of the
        meeting shall be entitled to a second or casting vote.            135

        10.18 SHOW OF HANDS - Subject to the provisions of the Act any question at a meeting of Shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a
        declaration by the Chairman of the meeting that the vote upon the question has been carried or carried by a particular
        majority or not carried, an entry to that effect in the
        minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other
        proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the Shareholders
        upon the said question.                                           135(2)

        10.19 BALLOTS - On any question proposed for consideration  at a meeting of Shareholders, and whether or not a show of hands has been taken thereon, any Shareholder or proxyholder
        entitled to vote at the meeting may require or demand a
        ballot. A ballot so required or demanded shall be taken in such manner as the Chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of notes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the Shareholders
        upon the said question.                                           129(4)


        10.20 ADJOURNMENT - If a meeting of Shareholders is adjourned for less than THIRTY (300 days, it shall not be necessary to give notice of the adjourned meeting, other than

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                                                                 BCA
                                                                 SECTION
                                                                 REFERENCE
by announcement at the earliest meeting that is adjourned. If      129(5)
a meeting of Shareholders is adjourned by one or more
adjournments for an aggregate of THIRTY (30) days or more,
notice of the adjourned meeting shall be given as for an
original meeting. At any such adjourned meeting no business
shall be transacted other than business left unfinished at the meeting from which the adjournment took place.

10.21  RESOLUTION IN WRITING - A resolution in writing             136(1),(2)
signed by all the Shareholders entitled to vote on that
resolution at a meeting of Shareholders is as valid as if it had been passed at a meeting of the Shareholders, and shall be
held to relate to any date therein stated to be the effective date thereof.

10.22  ONLY ONE SHAREHOLDER - Where the Corporation                133(4)
has only one Shareholder or only one holder of any class or
series of shares, the Shareholder present in person or by proxy constitutes a meeting.

Section Eleven

DIVISIONS AND DEPARTMENTS

11.01  CREATI0N AND CONSOLIDATION OF DIVISIONS -
The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

11.02  NAME OF DIVISION - Subject to the Act any division
or its sub-units may be designated by such name as the board may from time to time determine and may transact business,
enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name, provided that
the corporation shall set out its name in legible characters in     10(8)
all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the

                                                                      BCA
                                                                      SECTION
                                                                      REFERENCE

corporation. Any such contract, cheque or documents shall be binding upon the Corporation as if it had been entered into or signed in the name of the Corporation.

11.03 OFFICERS OF DIVISION - From time to time the board or if authorized by the board, the chief executive officers, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The board or, if authorized by the board, the chief executive officers, may remove at its or his pleasure any officers so appointed, without prejudice to such officer's right or under any employment contract. Officers of divisions their sub-units shall not, as such, be Officers of the Corporation.

Section Twelve

NOTICES

12.01 METHOD OF GIVING NOTICES - Any notice (which term includes
any communication or document) to be given (which term includes       246
sent, delivered or served) pursuant to the Act, the regulations thereunder, the articles, the By-Laws or otherwise to a
Shareholder, Director, Officer, auditor or member of a committee of Directors shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his
recorded address or if mailed to him at his recorded address by prepaid ordinary or air mail or if sent to him at his recorded address by any means of prepaid transmitted or recorded
communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice
so sent by any means of transmitted or recorded communication         129(2)
shall be deemed to have been dispatched or delivered to the
appropriate communication company or agency or its representative for dispatch. Subject to the Act, a notice or document sent by mail in the manner herein set forth to a Shareholder shall be deemed to have been received by him at the time it would be delivered in the
ordinary course of the mails. The Secretary may change or cause to    246(3)
be changed the recorded address of any Shareholder, Director, Officer, auditor or member of a committee of Directors in accordance with any information believed by him to be reliable.

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
                                                                       BCA
                                                                       SECTION
                                                                       REFERENCE
12.02 NOTICE TO JOINT SHAREHOLDERS -- If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice given to any one or more of such persons at the recorded address for such joint shareholder shall be sufficient notice to all of them.

12.03 COMPUTATION OF TIME -- In computing the date
when notice must be given under any provisions requiring a
specified number of days' notice of any meeting or other
event, the date of giving the notice shall be excluded and the date of the meeting or other event in respect of which the
noticed is being given shall be included.                              248(4)

12.04 UNDELIVERED NOTICES -- If any notice given to a Shareholder pursuant to Section 12.01 is returned on THREE
(3) consecutive occasions because he cannot be found or served or is unknown at his recorded address, the Corporation shall not be required to give any further notices to such Shareholder until he informs the Corporation in writing of his new recorded address.

12.05 PROOF OF SERVICE -- A certificate of the Secretary or other duly authorized Officer of the Corporation in office at the time of the making of the certificate, or of any agent of the Corporation as to the facts in relation to the mailing or delivery or sending of any notice to any Shareholder, Director, the auditors, or any Officer, or of publication of any notice, shall be conclusive evidence thereof and shall be binding on every Shareholder, Director, the auditors or any Officer of the Corporation as the case may be.

12.08 OMISSIONS AND ERRORS -- The accidental omission
to give any notice to any Shareholder, Director, Officer,
auditor or member of a committee of Directors or the non-
receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice
or otherwise founded thereon.                                          47(1)
                                                                         (2)
12.07 PERSONS ENTITLED BY DEATH OR OPERATION OF                          (3)
LAW -- Every person who by operation of law, transfer, death of a Shareholder or any other means whatsoever, shall
become entitled to any share, shall be bound by every notice in respect of such share which shall be bound by every notice in respect of such share which shall have been duly given to the Shareholder from whom he derives his title prior to such person's name and address being entered on the securities

                                                                      BCA
                                                                      SECTION
                                                                      REFERENCE

was given before or after the happening of the event upon which he became so entitled and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

12.07 WAIVER OF NOTICE - Any Shareholder (or his duly appointed              248
proxyholder), Director, Officer, auditor or member of a committee
of Directors may at any time waive or abridge the time for any            109(6)
notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the By-Laws or otherwise and such waiver or abridgement shall cure any default in the giving
or in the time of such notice, as the case may be. Any such waiver           130
or abridgement shall be in writing except a waiver of notice of a meeting of Shareholders or of the board which may be given in any manner.

ADOPTED by unanimous resolutions of the Shareholders and of the Directors effective on the 9th day of September, 1987.


/s/ [SIG]
------------------------------------
President and Director


/s/ [SIG]
------------------------------------
Vice-President, Secretary and Director